UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2013

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35176	27-4757800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4553 Glencoe Avenue, Los Angeles, CA	90292
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2013, Row 44, Inc. (“Row 44”), a Delaware corporation and wholly owned subsidiary of Global Eagle Entertainment Inc., entered into an Amended and Restated Master Services Agreement by and between Hughes Network Systems, LLC (“HNS”), a Delaware limited liability company, and Row 44 (the “Amended and Restated MSA”). The Amended and Restated MSA amends and restates the terms of the Master Services Agreement, dated December 21, 2007, by and between HNS and Row 44, as amended, and provides the terms and conditions under which Row 44 has agreed to purchase satellite capacity and other related services from HNS for Row 44’s in-flight connectivity system. Row 44 and HNS entered into the Amended and Restated MSA in order to clarify the exact services currently being provided by HNS to Row 44 and to simplify the process by which the term or extent of such services may be modified in the future. The Amended and Restated MSA provides for the scope, price and term of services to be provided by HNS to Row 44, and for the means by which additional services may be requested by Row 44.

Pursuant to the Amended and Restated MSA and subject to the limitations contained therein, HNS has agreed that Row 44 will be the exclusive recipient of certain services provided by HNS with respect to U.S., Canadian and Mexican commercial airlines based in North America and operating on routes beginning and terminating in North America. In addition, Row 44 has agreed to procure certain services exclusively from HNS, subject to the condition that the rates proposed by HNS for such services are reasonably competitive, as defined in the Amended and Restated MSA. The obligations described in this paragraph will continue until December 31, 2015, unless terminated earlier in accordance with the Amended and Restated MSA.

The Amended and Restated MSA will remain in effect through the later of December 31, 2020 or the expiration date of any then outstanding service order, unless the agreement is terminated earlier in accordance with the terms of the Amended and Restated MSA.

The Amended and Restated MSA also contains customary provisions addressing indemnification, insurance, confidentiality and termination. The foregoing description of the Amended and Restated MSA is not complete and is qualified in its entirety by reference to the Amended and Restated MSA, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Row 44 and HNS are also parties to a Master Equipment Purchase Agreement, dated December 21, 2007, between Row 44 and HNS, pursuant to which HNS supplies Row 44 with satellite gateway and related network equipment and modem cards for use as part of the Row 44 in-flight connectivity system.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated Master Services Agreement, dated December 31, 2013, by and between Hughes Network Systems, LLC and Row 44, Inc.*

*Confidential treatment has been requested for certain portions omitted from this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Eagle Entertainment Inc.

By:	/s/ Michael Pigott
Name: Michael Pigott
Title: VP Legal

Dated: January 7, 2014

[Signature Page to Form 8-K]

Exhibit Index

10.1	Amended and Restated Master Services Agreement, dated December 31, 2013, by and between Hughes Network Systems, LLC and Row 44, Inc.*

*Confidential treatment has been requested for certain portions omitted from this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.